EXHIBIT 10.6

OPEN-END MORTGAGE, ASSIGNMENT OF LEASES,

SECURITY AGREEMENT AND FIXTURE FILING

AVALON COUNTRY CLUB AT SHARON, INC.,

MORTGAGOR,

AND

LAUREL CAPITAL CORPORATION,

MORTGAGEE

Dated as of August 1, 2022

and Effective as of August 5, 2022

OPEN-END MORTGAGE, ASSIGNMENT OF LEASES,

SECURITY AGREEMENT AND FIXTURE FILING

THIS MORTGAGE SECURES FUTURE ADVANCES

(All notices to be given to Mortgagee pursuant to

42 Pa. C.S.A. § 8143 shall be given as set forth in

Section 9.1 of this Mortgage.)

This Open-End Mortgage, Assignment of Leases, Security Agreement and Fixture Filing (this "Mortgage") dated as of August 1, 2022 and effective as of August 5, 2022 (the "Effective Date") by AVALON COUNTRY CLUB AT SHARON, INC., a Pennsylvania corporation, with an address at 1030 Forker Blvd., Hermitage, PA 16148-1566 ("Mortgagor"), in favor of LAUREL CAPITAL CORPORATION, with an address at 6600 Brooktree Court, Suite 3000, Wexford, PA 15090-0839 ("Mortgagee").

This Mortgage is an "Open-End Mortgage" as set forth in 42 Pa. C.S.A. §8143 and secures obligations up to a maximum amount of indebtedness outstanding at any time equal to double the face amount of the Note (as hereinafter defined), plus accrued and unpaid interest, including, but not limited to, advances for the payment of taxes and municipal assessments, maintenance charges, insurance premiums, costs incurred for the protection of the Mortgaged Property or the lien of this Mortgage, expenses incurred by Mortgagee by reason of default by Mortgagor under this Mortgage and advances for construction, alteration or renovation on the Mortgaged Property or for any other purpose, together with all other sums due hereunder or secured hereby.

WITNESSETH:

WHEREAS, Mortgagor is the owner of certain real estate situate in the City of Sharon, Mercer County, Pennsylvania, as more fully described in Exhibit A attached hereto and made a part hereof (the "Premises"), together with the improvements now or hereafter erected thereon.

NOW, THEREFORE, for the purpose of securing the payment and performance of the following obligations (collectively called the "Secured Obligations"):

(A)    All indebtedness, together with all interest thereon, evidenced by that certain Mortgage Note dated the Effective Date from Mortgagor, Avalon Holdings Corporation, Avalon Resort and Spa, LLC, Avalon Resorts and Clubs, Inc., Avalon Clubs, Inc., Avalon Resorts, Inc., Avalon Golf and Country Club, Inc., Avalon Lakes Golf, Inc., The Havana Cigar Shop, Inc., Avalon Travel, Inc., Avalon Mahoning Sports Center, Inc., Avalon Cigar Shop, Inc., TBG, Inc., American Waste Management Services, Inc., American Waste NJ, LLC, American Landfill Management, Inc. and American Construction Supply, Inc. (together with Mortgagor, the "Borrowers") to Mortgagee in the principal face amount of $31,000,000 (as the same may be amended, supplemented or replaced from time to time, the "Note"), the provisions of the Note being incorporated herein by this reference, and all other Obligations (as such term is defined in the Loan Agreement dated the effective date hereof among the Borrowers and Mortgagee (as the same may be amended, supplemented or replaced from time to time, the "Loan Agreement"));

(B)    Any sums advanced by Mortgagee or which may otherwise become due pursuant to the provisions of the Note, this Mortgage or pursuant to any other document or instrument at any time delivered to Mortgagee to evidence or secure any of the Secured Obligations or which otherwise relate to any of the Secured Obligations or the Loan Documents (as such term is defined in the Loan Agreement).

Mortgagor, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, does hereby give, grant, bargain, sell, convey, mortgage, pledge and confirm unto Mortgagee and does agree that Mortgagee shall have a mortgage and security interest in, and lien upon, the following described property (collectively, the "Mortgaged Property"), now owned or held or hereafter acquired, to wit:

(i)         All of Mortgagor's estate in the Premises, together with all of the easements, rights of way, privileges, liberties, hereditaments, rights and appurtenances thereunto belonging and all of the estate, right, title, interest, claim and demand whatsoever of Mortgagor therein and in the public streets and ways adjacent thereto, either in law or in equity, in possession or expectancy (collectively, the "Realty");

(ii)         The structures and buildings, and all additions and improvements thereto, now or hereafter erected upon the Realty (including all Equipment, as hereinafter defined, constituting fixtures) (collectively, the "Improvements");

(iii)         All present and future leases, subleases licenses and concessions or grants of any possessory interest covering all or any portion of the Mortgaged Property whether written or oral; all agreements for use, occupancy or enjoyment of any portion of the Mortgaged Property and any leases, lettings or agreements (including rights in respect of tenants holding over and tenancies following attornment) of all or any part of the Mortgaged Property; any and all guarantees of the performance of any lessee under any lease; and any extensions, amendments, modifications, substitutions or supplements to any lease (collectively, the "Leases" or singularly, a "Lease"), and including further, the right to receive and collect the rents (the "Rents") thereunder and all guaranties thereof;

(iv)         All machinery, apparatus, equipment, fittings, appliances and fixtures of every kind and nature whatsoever, and regardless of whether the same may now or hereafter be attached or affixed to the Realty or the Improvements (collectively, the "Equipment");

TO HAVE AND TO HOLD the Mortgaged Property unto Mortgagee, its successors and assigns, to its own use forever in accordance with the provisions hereof,

Article 1

Representations and Warranties

Mortgagor represents and warrants to Mortgagee as follows:

1.1     Warranty of Title. Mortgagor has good and marketable title to an estate in fee simple absolute in the Realty and Improvements and has all right, title and interest in all other property constituting a part of the Mortgaged Property, in each case free and clear of all liens and encumbrances, except as may otherwise be approved in writing by Mortgagee. This Mortgage is a valid and enforceable first lien on the Mortgaged Property, and Mortgagee shall, subject to Mortgagor's right of possession prior to an Event of Default, quietly enjoy and possess the Mortgaged Property. Mortgagor shall preserve such title as it warrants herein and the validity and priority of the lien hereof and shall forever warrant and defend the same to Mortgagee against the claims of all persons and parties whomsoever.

Article 2

Affirmative Covenants

2.1     Payment and Performance of Secured Obligations. Mortgagor shall pay and perform all Secured Obligations when due as provided in the Loan Documents.

2.2     Legal Requirements. Mortgagor shall promptly comply with and conform to all present and future laws, statutes, codes, ordinances, orders and regulations and all covenants, restrictions and conditions which may be applicable to Mortgagor or to any of the Mortgaged Property (collectively, the "Legal Requirements").

2.3     Impositions.

(a)     Before interest or penalties are due thereon and otherwise when due, Mortgagor shall pay all taxes of every kind and nature, all charges for any easement or agreement maintained for the benefit of any of the Mortgaged Property, all general and special assessments (including, without limitation, any condominium or planned unit development assessments, if any), levies, permits, inspection and license fees, all water and sewer rents and charges, and all other charges and liens, whether of a like or different nature, imposed upon or assessed against Mortgagor or any of the Mortgaged Property. The obligations referred to in this Section are hereinafter collectively referred to as the "Impositions." Within thirty (30) days after the payment of any Imposition, Mortgagor shall deliver to Mortgagee evidence acceptable to Mortgagee of such payment.

(b)     Mortgagee may pay or perform any Imposition not paid by Mortgagor within 30 days of the due date and add the amount so paid or the cost incurred to the Secured Obligations, and all such amounts shall on demand be due and payable.

2.4     Maintenance and Impairment of Security. Mortgagor shall keep the Mortgaged Property in good condition and order and in a rentable and tenantable state of repair and will make or cause to be made, as and when necessary, all repairs, renewals, and replacements, structural and nonstructural, exterior and interior, foreseen and unforeseen, ordinary and extraordinary, provided, however, that no structural repairs, renewals or replacements shall be made without Mortgagee's prior written consent, which shall not be unreasonably withheld. Mortgagor shall not remove, demolish or alter the Mortgaged Property nor commit or suffer waste with respect thereto, nor permit the Mortgaged Property to become deserted or abandoned. Mortgagor shall permit Mortgagee and its agents at any time, and from time to time, to enter upon and visit the Mortgaged Property for the purpose of inspecting and appraising the same. Mortgagor covenants and agrees not to take or permit any action with respect to the Mortgaged Property which will in any manner impair the security of this Mortgage.

2.5     Use of Mortgaged Property. Mortgagor shall use, and permit others to use, the Mortgaged Property only for uses permitted under applicable laws.

2.6     Books and Records. Mortgagor shall maintain and Mortgagee shall have access to complete and adequate books of account and other records relating to the Mortgaged Property as Mortgagee may reasonably require. Mortgagor shall permit Mortgagee to photocopy such books and records.

Article 3

Negative Covenants

Until all of the Secured Obligations shall have been fully paid, satisfied and discharged:

3.1     Leases. Mortgagor shall not (a) execute an assignment or pledge of the Rents and/or the Leases other than in favor of Mortgagee; (b) accept any prepayment of an installment of any Rents prior to the due date of such installment in excess of 30 days in advance; or (c) enter into or amend any of the terms of any of the Leases without Mortgagee's prior written consent, which consent shall not be withheld if to do so would be detrimental to the Project or the Mortgagor.

3.2     Sale of Mortgaged Property, Etc. Mortgagor shall not sell, assign, give, mortgage, pledge, hypothecate, encumber, lease or otherwise transfer the Mortgaged Property, or any part thereof or interest therein, voluntarily or involuntarily, without Mortgagee's prior written consent, which consent shall not be unreasonably withheld.

Article 4

Insurance, Condemnation and Restoration

4.1     Insurance.

(a)     Mortgagor shall maintain comprehensive public liability insurance, fire insurance with extended coverage, builder's risk insurance with respect to any construction, renovation or reconstruction, contractual liability insurance for all indemnification obligations of Mortgagor under all Leases and such other insurance as shall be required under Section 6.6 of the Loan Agreement or as otherwise may be required from time to time by Mortgagee. The amounts, coverages and other terms and conditions of the insurance policies shall at all times be satisfactory to Mortgagee and shall satisfy any coinsurance requirements of Mortgagee. Mortgagor shall pay as they become due all premiums for such insurance, shall keep each policy in full force and effect, shall deliver to Mortgagee evidence of the payment of the full premium therefor at least twenty (20) days prior to the expiration date of each policy and shall deliver to Mortgagee original policies of insurance, with noncontributory mortgagee clause, and lender loss payee endorsement in favor of and acceptable to Mortgagee. Mortgagor's liability insurance policy shall specifically name Mortgagee as an additional insured, and Mortgagor's fire and builder's risk insurance shall name Mortgagee as mortgagee. Each policy shall provide for written notice to Mortgagee at least thirty (30) days prior to any cancellation, nonrenewal or amendment of such insurance.

(b)     If the Mortgaged Property is located in an area which has been identified by any governmental agency, authority or body as a flood hazard area or the like, then Mortgagor shall maintain a flood insurance policy covering the Mortgaged Property in an amount not less than the full replacement value of the Mortgaged Property or the maximum limit of coverage available under the federal program, whichever amount is less.

(c)     If Mortgagor shall not at any time comply with the terms of this Section, irrespective of the passage of any grace period, Mortgagee may cure such non-compliance and may purchase such insurance as it may elect. Mortgagor shall reimburse Mortgagee on demand for any costs incurred by Mortgagee in connection with any such actions, together with interest at the Default Rate (as defined in the Loan Agreement). Any such actions by Mortgagee shall not constitute a waiver of any non-compliance of the terms of this Mortgage by Mortgagor.

4.2     Rights of Mortgagee to Proceeds. In the event of loss, Mortgagee shall have the exclusive right to adjust, collect and compromise all insurance claims, and Mortgagor shall not adjust, collect or compromise any claims under such policies without the prior written consent of Mortgagee, which shall not be unreasonably withheld. Each insurer is hereby authorized and directed to make payment under such policies, including return of unearned premiums, directly to Mortgagee instead of to Mortgagor and Mortgagee jointly, and Mortgagor appoints Mortgagee as Mortgagor's attorney-in-fact to endorse any draft therefor. All insurance proceeds shall be payable to Mortgagee and such proceeds may, at Mortgagee's sole option, be applied to all or any part of the Secured Obligations and in any order (notwithstanding that such Secured Obligations may not then otherwise be due and payable) or to the repair and restoration of any of the Mortgaged Property under such terms and conditions as Mortgagee may reasonably impose. Mortgagee shall not be deemed to have elected such option until such option is elected specifically in writing. Until so elected, Mortgagee shall not in any circumstances be deemed to have waived its right to make such election.

4.3     Condemnation. Mortgagor, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation or taking by eminent domain of any of the Mortgaged Property, shall notify Mortgagee of the pendency of such proceedings. Mortgagee may participate in any such proceedings and Mortgagor shall deliver to Mortgagee all instruments requested by it to permit such participation. Any award or compensation for property taken or for damage to property not taken, whether as a result of such proceedings or in lieu thereof, is hereby assigned to and shall be received and collected directly by Mortgagee, and any award or compensation shall be applied, at Mortgagee's option, to any part of the Secured Obligations and in any order (notwithstanding that any of such Secured Obligations may not then be due and payable) or to the repair and restoration of any of the Mortgaged Property under such terms and conditions as Mortgagee may impose. Mortgagee shall not be deemed to have elected such option until such option is elected specifically in writing. Until so elected, Mortgagee shall not in any circumstances be deemed to have waived its right to make such election.

Article 5

Assignment of Leases

5.1         Assignment. Mortgagor hereby absolutely and unconditionally conveys, grants, bargains, sells, assigns, transfers, sets over and delivers to Mortgagee, and its successors and assigns, as of the date hereof, all of Mortgagor's rights, title, interests and privileges in all present and future Leases, including without limitation the following:

(i)         All rents, revenues, issues, income, receipts, profits and other amounts now or hereafter becoming due to Mortgagor under the Leases (whether due for the letting of space, for services, materials or installations supplied by Mortgagor, or for any other reason whatsoever), including without limitation all insurance, tax and other contributions, insurance proceeds, condemnation awards, damages following defaults by tenants under the Leases (hereinafter collectively referred to as the "Tenants", and singularly as a "Tenant"), cash or securities deposited by Tenants to secure performance of their obligations under the Leases, minimum rents, additional rents, percentage rents, concession rents, room receipt revenues, and all other extraordinary receipts, and all proceeds thereof, both cash and non-cash (all of the foregoing are hereinafter collectively referred to as the "Rents") and all rights to make claim for, collect, receive and receipt for the Rents;

(ii)         Any sums to which Mortgagor may become entitled in any court proceeding involving the bankruptcy, insolvency or reorganization of any Tenant;

(iii)         All claims, rights, privileges and remedies on the part of Mortgagor, whether arising under the Leases or by statute or at Law or in equity or otherwise, arising out of or in connection with any failure by any Tenant to pay the Rents or to perform any other obligation under any of the Leases;

(iv)         All rights, powers and privileges of Mortgagor to exercise any election or option or to give or receive any notice, consent, waiver or approval under or with respect to the Leases;

(v)         Any payments made by any of the Tenants in lieu of Rents; and

(vi)         All other claims, rights, powers, privileges and remedies of Mortgagor under or with respect to the Leases, including without limitation the right, power and privilege (but not the obligation) to do any and all acts, matters and other things that Mortgagor is entitled to do thereunder or with respect thereto.

The foregoing assignment by Mortgagor to Mortgagee is referred to hereinafter as the "Assignment".

Notwithstanding the foregoing Assignment, however, Mortgagee hereby grants to Mortgagor a revocable license to receive and use the Rents, and to exercise all of Mortgagor's rights, powers, privileges and remedies under the Leases to the extent not prohibited by paragraph (c) below or by any Financing Documents, until the occurrence of an Event of Default.

Notwithstanding any provision herein to the contrary, the Assignment set forth herein is an absolute assignment from Mortgagor to Mortgagee of all of Mortgagor's right, title and interest in and to the Leases and the Rents. It is the express intent of the parties hereto that the Assignment is not merely the granting of a security interest as additional collateral, but is an absolute assignment, vesting Mortgagee with full and clear title to the Leases and the Rents as of the date hereof, subject only to the terms and provisions of the Assignment, including the license of Mortgagor to collect rents and operate the Mortgaged Property so long as no Event of Default shall exist hereunder.

5.2         Warranties of Mortgagor. Mortgagor hereby represents and warrants to Mortgagee, as a material inducement to Mortgagee to accept the Assignment, that:

(i)         Mortgagor has full right and power to assign the Leases and Rents and Mortgagor has not assigned, transferred, mortgaged, pledged or otherwise encumbered any of its right, title and interest in, to or under the Leases or the Rents (which prior assignment will not be terminated with the proceeds from the loan evidenced by the Note) and no part of such right, title and interest is subject to any lien or other encumbrance, except in favor of Mortgagee;

(ii)         To its knowledge, Mortgagor has not done anything which might prevent Mortgagee from or limit Mortgagee in operating under any of the provisions hereof;

(iii)         To its knowledge, each of the Leases is a legal, valid and binding obligation of each of the Tenants thereof, enforceable in accordance with its terms;

(iv)         To its knowledge, no material default exists by Mortgagor or any of the Tenants under any of the Leases;

(v)         No Rents have been received by Mortgagor more than thirty (30) days in advance of the time when the same became or becomes due under the terms of the Leases; and

(vi)         There are, as of the date hereof, no Leases in existence which affect all or any portion of the Mortgaged Property other than as disclosed in writing by Mortgagor to Mortgagee prior to the date hereof. Mortgagor covenants and agrees that all future Leases will be subordinate to the lien of this Mortgage.

5.3        Affirmative Covenants of Mortgagor. Mortgagor shall promptly (i) perform all of the material provisions of the Leases on the part of the landlord thereunder to be performed; (ii) enforce all of the material provisions of the Leases on the part of the Tenants thereunder to be performed; (iii) appear in and defend any action or proceeding arising under, growing out of or in any manner connected with the Leases or the obligations of Mortgagor as landlord or of the tenants thereunder; (iv) deliver to Mortgagee, within ten (10) days after a request by Mortgagee, but not more frequently than once in each year unless Mortgagor is in default hereunder, a written statement containing the names of all tenants, the terms of all Leases and the spaces occupied and rentals payable thereunder, and a statement of all Leases which are then in default, including the nature and magnitude of the default, and including such other information as Mortgagee may reasonably request; (v) following the request of Mortgagee for the same, deliver fully executed copies of any future Lease or Leases to the Mortgagee within five (5) days of the execution and delivery of said Lease or Leases; and (vi) upon the occurrence and during the continuance of an Event of Default hereunder, to deposit in a special account with the Mortgagee any and all Rents derived from the Mortgaged Property and hereby assigns, grants, conveys and transfers to Mortgagee a security interest in such account.

5.4       Attornment. Following the occurrence and during the continuance of an Event of Default by Mortgagor and Mortgagee's exercise of any remedy under this Mortgage, the Tenant under each Lease shall at Mortgagee's request attorn in writing to Mortgagee or any other person succeeding to the interest of Mortgagee as a result of such enforcement and shall recognize Mortgagee or such successor in interest as landlord under the Lease without change in the provisions thereof; provided, however, that Mortgagee or such successor in interest shall not be bound by any payment of an installment of rent or additional rent which may have been made more than thirty (30) days before the due date of such installment or sixty (60) days before the end of the period covered by such installment, unless received by Mortgagee.

5.5       Notice of Lease Defaults. Mortgagor shall notify Mortgagee immediately of any default of Mortgagor asserted by any Tenant under a Lease. If Mortgagor fails to contest or cure such default within a reasonable period after notice of such default then Mortgagor expressly authorizes Mortgagee, at its option, to cure such default in order to prevent termination of any Lease by any tenant. If any such Lease is assigned to Mortgagee by separate instrument of assignment, and if, by reason of default of Mortgagor in the performance of any such Lease, the Tenant has the right to cancel such Lease or to claim any diminution of or offset against future rents, then, at the option of Mortgagee, such default shall be an Event of Default hereunder.

5.6       Statement of Receipts and Disbursements. Mortgagor will render to Mortgagee, within twenty (20) days after written demand therefor, a detailed certified statement specifying the rents and profits received from the Mortgaged Property for the period specified in such demand, the disbursements made for such period and the names of all tenants of the Mortgaged Property, together with true and correct copies of all Leases for which rent is so accounted, and including such other information as Mortgagee may request.

5.7      Management Agreements. Mortgagor shall not enter into any agreement for the management or operation of all or part of the Mortgaged Property (a "Management Agreement") without (i) furnishing to Mortgagee a copy of such Management Agreement together with such information with respect to the managing party as Mortgagee may reasonably request, (ii) receiving Mortgagee's prior written consent thereto, which consent shall not be unreasonably withheld, (iii) executing an assignment of such Management Agreement in favor of Mortgagee of all of Mortgagor's rights under such Management Agreement, and (iv) delivering a subordination and attornment agreement executed by Mortgagor and Mortgagor's managing agent in favor of Mortgagee, with all documentation described in clauses (i) through (iv) above to be in form and content satisfactory to Mortgagee.

5.8       Negative Covenants of Mortgagor. Mortgagor hereby covenants with Mortgagee that Mortgagor shall not without the consent of Mortgagee: (i) assign, transfer, mortgage, pledge or otherwise encumber, or permit to accrue or suffer to exist any lien or other encumbrance on or in any of the right, title or interest of Mortgagor in, to or under the Leases or the Rents, except in favor of Mortgagee or as otherwise permitted under the Loan Agreement; (ii) accept any prepayment of Rents under any of the Leases earlier than one (1) month in advance of its due date; (iii) settle or compromise any claim against any Tenant arising out of or in respect of any Lease with respect to a claim in excess of $50,000; or (vii) take any other action in connection with any Lease which would materially impair the value of the rights or interest of Mortgagor or Mortgagee thereunder or therein.

5.9       Obligations under Leases. Notwithstanding any presumption or any provision contained herein or in the Leases to the contrary, until such time, if any, that Mortgagee takes title to, or control of, the Mortgaged Property, or any part thereof: (i) Mortgagor shall at all times remain solely liable under the Leases to perform all of the obligations of Mortgagor thereunder to the same extent as if the Assignment had not been executed; (ii) neither the Assignment nor any action or inaction on the part of Mortgagor or Mortgagee shall release Mortgagor from any of its obligations under the Leases or constitute an assumption of any such obligations by Mortgagee; and (iii) Mortgagee shall not have any obligation or liability under the Leases or otherwise by reason of or arising out of the Assignment, nor shall Mortgagee be required or obligated in any manner to make any payment or perform any other obligation of Mortgagor under or pursuant to the Leases, or to make any inquiry as to the nature or sufficiency of any payment received by Mortgagee, or to present or file any claim, or to take any action to collect or enforce the payment of any amounts which have been assigned to Mortgagee or to which it may be entitled at any time or times. The exercise of any rights under the Assignment by Mortgagee shall not be deemed or construed to constitute Mortgagee as a mortgagee-in-possession as to the Mortgaged Property nor obligate Mortgagee to take any action hereunder, nor to incur any expenses or perform or discharge any obligation, duty or liability hereunder the Leases.

Article 6

Default

6.1         Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

(a)    A failure to pay any Secured Obligations when due in accordance with the terms thereof, subject to all applicable grace, notice and cure periods; or

(b)    Mortgagor shall fail to perform or observe any of the obligations in Article 3 or 4 of this Mortgage, subject to all applicable grace, notice and cure periods; or

(c)    A failure by Mortgagor to duly perform and observe any other provision in this Mortgage, and such failure shall continue for a period of thirty (30) days after written notice from Mortgagee to Mortgagor, or Mortgagor has knowledge that such failure has occurred, or such longer period to which Mortgagee may agree in the case of a default not curable by the exercise of due diligence within such thirty (30) day period, provided that Mortgagor shall have commenced to cure such default within such thirty (30) day period and shall complete such cure as quickly as reasonably possible with the exercise of due diligence; or

(d)    Any representation or warranty made by Mortgagor herein or in any of the Loan Documents or in any other instrument or document which pertains to or is delivered in connection with any of the Secured Obligations proves to be incorrect, now or hereafter, in any material respect; or

(e)    An Event of Default (as defined in the Loan Agreement) shall occur; or

(f)    Mortgagor, or any other obligor or guarantor of any of the Secured Obligations, shall become insolvent or unable to pay its or his or her debts as the same mature, or a petition shall be filed by or against Mortgagor or any such party in bankruptcy or seeking the appointment of a receiver, trustee or conservator for Mortgagor or any such party or for any portion of its or his or her property, or for reorganization or to effect a plan or other arrangement with or for the benefit of creditors or Mortgagor or any such party shall consent to the appointment of a receiver, trustee or conservator for Mortgagor or any such party or for any portion of its or his or her property which shall not have been dismissed or stayed within sixty (60) calendar days after such proceedings were instituted; or

(g)    Foreclosure proceedings are instituted against the Mortgaged Property upon any other lien or claim, whether alleged to be superior or junior to the lien of this Mortgage; or

(h)    Mortgagor shall fail to comply with any duty or obligation imposed pursuant to Article 7 hereof or any warranty or representation contained therein shall be incorrect or misleading; or

(i)    Mortgagor shall at any time deliver or cause to be delivered to Mortgagee a notice pursuant to 42 Pa. C.S.A. §8143 electing to limit the indebtedness secured by this Mortgage.

Article 7

Remedies

7.1         Rights and Remedies of Mortgagee. If an Event of Default occurs, Mortgagee may, at its option and notwithstanding any contrary provisions in the Loan Documents, without demand, notice or delay, do one or more of the following:

(a)    Mortgagee may declare the entire unpaid principal balance of the Secured Obligations, together with all interest thereon, to be due and payable immediately (and in the case of an Event of Default under subsection 5.1(e), all such indebtedness shall automatically and immediately become due and payable without notice or any other act).

(b)    Mortgagee may (i) institute and maintain an action of mortgage foreclosure against the Mortgaged Property and the interests of Mortgagor therein, (ii) institute and maintain an action on any instruments evidencing the Secured Obligations or any portion thereof, and (iii) take such other action at law or in equity for the enforcement of any of the Loan Documents as the law may allow, and in each such action Mortgagee shall be entitled to all costs of suit and attorneys' fees.

(c)    Mortgagee may, in its sole and absolute discretion, and without releasing Mortgagor or any other obligor or guarantor from any obligation under any of the Loan Documents and without waiving any Event of Default: (i) collect any or all of the Rents, including any Rents past due and unpaid, (ii) perform any obligation or exercise any right or remedy of Mortgagor under any Lease, or (iii) enforce any obligation of any tenant of any of the Mortgaged Property. Mortgagee may exercise any right under this subsection (c), whether or not Mortgagee shall have entered into possession of any of the Mortgaged Property, and nothing herein contained shall be construed as constituting Mortgagee a "mortgagee in possession," unless Mortgagee shall have entered into and shall continue to be in actual possession of the Mortgaged Property. Mortgagor hereby authorizes and directs each and every present and future tenant of any of the Mortgaged Property to pay all Rents directly to Mortgagee and to perform all other obligations of that tenant for the direct benefit of Mortgagee, as if Mortgagee were the landlord under the Lease with that tenant, immediately upon receipt of a demand by Mortgagee to make such payment or perform such obligations. Mortgagor hereby waives any right, claim or demand it may now or hereafter have against any such tenant by reason of such payment of Rents or performance of obligations to Mortgagee, and any such payment or performance to Mortgagee shall discharge the obligations of the tenant to make such payment or performance to Mortgagor.

7.2         Sale in Parcels or Units. In case any sale under this Mortgage occurs by virtue of judicial proceedings, the Mortgaged Property may be sold in one parcel or unit and as an entity, or in such parcels or units, and in such manner or order, as Mortgagee in its sole discretion may elect.

7.3         Confession of Judgment in Ejectment. At any time after the occurrence of an Event of Default, without further notice, regardless of whether Mortgagee has asserted any other right or exercised any other remedy under this Mortgage or any of the other Loan Documents, it shall be lawful for any attorney licensed in the Commonwealth of Pennsylvania as attorney for Mortgagor to confess judgment in ejectment against Mortgagor and all persons claiming under Mortgagor for the recovery by Mortgagee of possession of all or any part of the Mortgaged Property, for which this Mortgage shall be sufficient warrant. If for any reason after such action shall have commenced the same shall be determined and the possession of the Mortgaged Property remain in or be restored to Mortgagor, Mortgagee shall have the right upon any subsequent default or defaults to bring one or more amicable action or actions as hereinbefore set forth to recover possession of all or any part of the Mortgaged Property.

7.4        Remedies Cumulative. All remedies contained in this Mortgage are cumulative and Mortgagee also has all other remedies provided by law or in equity or in any of the other Loan Documents. No delay or failure by Mortgagee to exercise any right or remedy under this Mortgage will be construed to be a waiver of that right or remedy or a waiver of any Event of Default. Mortgagee may exercise any one or more of its rights and remedies without regard to the adequacy of its security.

Article 8

Environmental Matters

8.1         Environmental Warranty. Mortgagor represents and warrants to Mortgagee:

(a)         Neither Mortgagor nor, to the best of Mortgagor's knowledge, any previous owner, lessee, or other occupant of all or any part of the Mortgaged Property, nor any third party, has used, generated, released, discharged, spilled, emitted, stored or otherwise managed any hazardous waste, toxic substances or other regulated materials (all of which are collectively called "Regulated Substances") on any part of the Mortgaged Property, except in compliance with Environmental Laws (as hereinafter defined). For purposes of this representation and warranty, Regulated Substances shall include (but are not necessarily limited to) any substances that are defined as "hazardous" or "toxic" or otherwise regulated under any local, state or federal Environmental Law (as hereinafter defined).

(b)     Neither the Mortgagor, nor, to the best of Mortgagor's knowledge, any previous owner, Lessee, or other occupant of all or any part of the Mortgaged Property, nor any third party, has disposed of any Regulated Substances on any part of the Mortgaged Property.

(c)     There is no asbestos or asbestos-containing material located on any part of the Mortgaged Property.

(d)     The Mortgaged Property is being operated in compliance with the Sewage Facilities Act, 35 Purdon's Stats. 750.1, et seq. If there is on-site sewage treatment, all necessary permits have been obtained and remain in effect with respect to those treatment facilities, and no discharge of raw, untreated or inadequately treated sewage from the Mortgaged Property has occurred or will occur at any time that this Mortgage remains in effect.

(e)     No part of the Mortgaged Property, nor any property adjoining, or in the proximity of, the Mortgaged Property is presently listed as a Superfund Site on the National Priorities List, has been listed on CERCLIS, or has been identified on any similar list compiled by any governmental agency.

(f)     To the best of Mortgagor's knowledge, there are no underground storage tanks located on the Mortgaged Property. Any underground storage tanks located on the Mortgaged Property shall be properly registered under the Storage Tank and Spill Prevention Act, 35 Purdon's Stats. 6021.101 et seq., and all tanks, fuel lines and dispensing equipment shall be maintained in compliance with that act and with all other Environmental Laws pertaining to underground storage tanks and dispensing of any product therefrom.

(g)     Mortgagor shall promptly notify Mortgagee in writing of any pending or threatened investigation or litigation by any governmental authority or by any third party relating to the Mortgaged Property and arising under any Environmental Law or alleging a common law or statutory nuisance. Mortgagor shall, within two (2) business days of receipt, deliver to Mortgagee a copy of all notices, pleadings or other materials of any kind received from any public authority or any third party relating in any manner to any of the matters set forth in this Section 7.1.

(h)     Mortgagee shall, within two (2) business days after becoming aware of the release, discharge, spill, or other disposal of any Regulated Substances on any part of the Mortgaged Property, notify Mortgagee in writing as to such occurrence, and Mortgagor shall forthwith proceed to correct or remedy such condition as expeditiously as possible in compliance with all applicable Environmental Laws and in full cooperation with any appropriate governmental authority.

(i)     For purposes of this Section 8.1, the term "Environmental Laws" shall mean all federal, state and local laws, statutes, codes, and ordinances pertaining to the protection of human health or the environment, together with any administrative regulations promulgated under any of the foregoing, including those statutes previously identified above, and further including, but not limited to, the Comprehensive Environmental Response Compensation and Liability Act of 1980, 42 U.S.C.A. 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C.A. 6901, et seq., the Solid Waste Management Act, 35 Purdon's Stats. 6018.101, et seq., the Clean Streams Law, 35 Purdon's Stats. 591.1, et seq., the Hazardous Sites Cleanup Act, 35 Purdon's Stats. 6020.101, et seq., and the Dam Safety Encroachments Act, 32 Purdon's Stats. 693.1, et seq., all as amended from time to time.

8.2         Environmental Indemnification. Mortgagor covenants and agrees, at its sole cost and expense, to indemnify, protect and hold Mortgagee harmless against and from all claims, damages, losses, liabilities, penalties, fines or judgments, including any attorney's fees, expert fees or costs incurred, arising in any manner out of any of the matters set forth in Section 7.1 above or otherwise arising under any Environmental Law, whether such matters arise before or after the exercise of any remedies by Mortgagee under this Mortgage or the taking of title by Mortgagee to all or any portion of the Mortgaged Property. Indemnified matters shall include, without limitation, all of the following: (i) the costs of removal of any and all Regulated Substances from all or any portion of the Mortgaged Property or any surrounding areas, (ii) additional costs required to take necessary precautions to protect against the release of Regulated Substances on, in, under or affecting the Mortgaged Property onto the land and into the air, any body of water, any other public domain or any surrounding areas and (iii) costs incurred to comply, in connection with all or any portion of the Mortgaged Property or any surrounding areas, with all Environmental Laws with respect to Regulated Substances. The indemnification obligations of this Section 7.2 shall survive repayment of the Secured Obligations and satisfaction of this Mortgage.

Article 9

Additional Rights and Obligations

9.1         Installments for Insurance, Taxes and Other Charges. Without limiting the effect of any other provision of this Mortgage, upon the occurrence and existence of an Event of Default, Mortgagor shall pay to Mortgagee monthly with its payment on the Note, an amount equal to one-twelfth (1/12) of the annual premiums for the insurance policies referred to hereinabove and the annual Impositions and any other item which at any time may be or become a lien upon the Mortgaged Property (the "Escrow Charges"); and on demand, from time to time, Mortgagor shall pay to Mortgagee any additional sums necessary to pay when due all Escrow Charges. No amount so paid to Mortgagee shall be deemed to be trust funds but may be commingled with general funds of Mortgagee, nor shall any sums paid bear interest. Mortgagee shall have the right, at its election, to apply any amount so held against the Secured Obligations due and payable in such order as Mortgagee may deem fit, and Mortgagor hereby grants to Mortgagee a lien upon and security interest in such amounts for such purpose.

9.2         Mortgagee's Right to Protect Security. Mortgagee is hereby authorized to do any one or more of the following, irrespective of whether an Event of Default has occurred: (a) appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Mortgagee hereunder; (b) take such action as Mortgagee may determine to pay, perform or comply with any applicable laws, to cure any Events of Default and to protect its security in the Mortgaged Property.

9.3         Mortgagee's Costs and Expenses. In the event of an Event of Default or the exercise by Mortgagee of any of its rights hereunder, or if Mortgagee shall become a party, either as plaintiff or defendant or otherwise, to any suit or legal proceeding affecting any of the Mortgaged Property or the Secured Obligations, or if review and approval of any document, or any other matter related to any of the Secured Obligations, is required by, or requested of, Mortgagee, Mortgagor shall pay to Mortgagee on demand its costs, expenses and attorneys' fees incurred in connection therewith. If such amounts are not paid, they shall be added to the principal secured hereby, shall be included as part of the Secured Obligations and shall bear interest at the Default Rate (as defined in the Loan Agreement) from the date of demand.

9.4         Further Assurances. Mortgagor agrees to execute such further assurances, documents and instruments as may be desirable by Mortgagee for the purposes of further evidencing, carrying out and/or confirming this Mortgage and for all other purposes intended by this Mortgage.

Article 10

Miscellaneous Matters

10.1         Notice.

(a)    Except as otherwise provided in this Mortgage, all notices hereunder shall be in writing and shall be deemed to have been duly given for all purposes when delivered in person, or when deposited in the United States mail, by registered or certified mail, return receipt requested, or delivered to an express courier service for delivery on the next business day, directed in each case to the party to receive the same at the addresses set forth at the beginning of this Mortgage or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived.

(b)    All notices given by Mortgagor to Mortgagee pursuant to 42 Pa. C.S.A. § 8143(c) shall be given to Mortgagee in accordance with this Section 9.1 and must be signed by all parties necessary to bind Mortgagor in accordance with the applicable documents of formation of Mortgagor and all applicable laws.

10.2         Severability. In the event any one or more of the provisions contained in this Mortgage shall for any reason be held to be inapplicable, invalid, illegal, or unenforceable in any respect, such inapplicability, invalidity, illegality or unenforceability shall not affect any other provision of this Mortgage, but this Mortgage shall be construed as if such inapplicable, invalid, illegal or unenforceable provision had never been contained herein.

10.3         Successors and Assigns. All of the grants, covenants, terms, provisions and conditions herein shall run with the land and shall apply to, bind and inure to the benefit of the successors and assigns of Mortgagor and Mortgagee.

10.4         No Oral Modification. This Mortgage may be modified, amended, discharged or waived only by an agreement in writing, signed by all of the parties hereto.

10.5         Defeasance. If Mortgagor pays to Mortgagee in full the Secured Obligations, then this Mortgage shall become void.

[The remainder of this page is intentionally left blank.]

[Signature Page to Open-End Mortgage and Security Agreement]

IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed the day and year first above written.

WITNESS:	MORTGAGOR:

AVALON COUNTRY CLUB AT SHARON, INC.

	By:	/s/ Bryan P. Saksa
/s/ Richard R Fees	Name:	Bryan P. Saksa
	Title:	Treasurer and Secretary

STATE OF OHIO	)
	)	SS:
COUNTY OF TRUMBULL, OHIO	)

On this, the 3rd day of August, 2022, before me, the undersigned officer, personally appeared Bryan P. Saksa, who acknowledged himself to be the Treasurer and Secretary of AVALON COUNTRY CLUB AT SHARON, INC., a Pennsylvania corporation, and that as such officer being authorized to do so, executed the foregoing document on behalf of such corporation.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Angela K. Marimpietri
Notary Public

My commission expires: 11/5/2025

CERTIFICATE OF RESIDENCE

The undersigned certifies that the address of Mortgagee is Laurel Capital Corporation, 6600 Brooktree Drive, Suite 3000, Box 839, Wexford, Pennsylvania, 15090.

/s/ William C. Zopf Jr.
Agent for Mortgagee

EXHIBIT A

Legal Description

ALL THOSE CERTAIN pieces or parcels of land situate in the City of Hermitage and the City of Sharon, County of Mercer and Commonwealth of Pennsylvania, being bounded and described as follows:

PARCEL NO. 1:

ALL THAT CERTAIN piece or parcel of land situate in the City of Hermitage, County of Mercer, Commonwealth of Pennsylvania, known as Lots Nos. 1, 2 and 3 of the Revised Final Plan of the Trustees of F. H. Buhl Farm as recorded in the Recorder's Office of Mercer County, Pennsylvania at 89 P.L. 12437-228, and a single description for all three lots is as follows:

BEGINNING at a point which is the Northwest corner of Lot No. 1 in said Plan, the place of beginning;

THENCE, South 04° 05' 00" East, a distance of 1,084.17 feet along Forker Boulevard to a point which is the Southwest corner of Lot No. 3;

THENCE, North 85° 55' East, along other lands of the Buhl Trustees, a distance of 181.40 feet to a point, said point being the Southeast corner of Lot No. 3;

THENCE, North 03° 32' 40" East, a distance of 15.20 feet to a point;

THENCE, North 08° 49' 00" East, a distance of 100.00 feet to a point;

THENCE, North 15° 48' 30" East, a distance of 12.37 feet to a point which is the Northeast corner of Lot No. 3 and the Southeast corner of Lot No. 2;

THENCE, North 11° 43' 30" East, a distance of 87.63 feet to a point;

THENCE, North 13° 47' 30" East, a distance of 100.00 feet to a point

THENCE, North 14° 10' 10" East, a distance of 100.00 feet to a point;

THENCE, North 10° 50' 50" East, a distance of 31.00 feet to a point;

THENCE, North 03° 27' 30" East, a distance of 50.00 feet to a point;

THENCE, North 01° 12' 30" West, a distance of 40.00 feet to a point;

THENCE, North 08° 52' 30" West, a distance of 40.00 feet to a point;

THENCE, North 12° 40' 50" West, a distance of 43.00 feet to a point;

THENCE, by the arc of a curve to the left, with a radius equal to 776.89 feet, a chord bearing of North 18° 32' 10" West, and a chord length of 89.86 feet to a point, which is the Northeast corner of Lot No. 2 and the Southeast corner of Lot No. 1;

THENCE, North 18° 32' 10" West, a distance of 10.14 feet to a point;

THENCE, North 24° 01' 40" West, a distance of 100.00 feet to a point;

THENCE, by the arc of a curve to the left, with a radius equal to 1,041.74 feet, a chord bearing of North 30° 37' 00" West, and a chord length of 100.00 feet to a point;

THENCE, North 38° 09' 40" West, a distance of 100.00 feet to a point;

THENCE, by the arc of a curve to the left, with a radius equal to 626.18 feet, a chord bearing of North 47° 59' 00" West, and a chord length of 100.00 feet to a point;

THENCE, by the arc of a curve to the left, with a radius equal to 150.00 feet, a chord bearing of North 64° 57' 00" West, and a chord length of 50.00 feet to a point;

THENCE, North 55° 04' 43" West, a distance of 38.40 feet to the point and place of beginning, said point being the Northwest corner of Lot No. 1.

SAID Lot No. 1 contains 1.63 acres, more or less, Lot No. 2 contains 3.58 acres, more or less, and Lot No. 3 contains 0.55 acres, more or less.

PARCEL NO. 2:

ALL THAT CERTAIN piece or parcel of land situate in the City of Hermitage, County of Mercer, Commonwealth of Pennsylvania, known as Lot No. 5 in the Final Plan of the Trustees of F. H. Buhl Farm filed in the Recorder's Office of Mercer County, Pennsylvania, at 89 PL 12712-231 and being more particularly bounded and described as follows:

BEGINNING at the northwest corner of the land herein described which is also the southwest corner of Lot No. 4;

THENCE, South 04° 50' 11" East, a distance of 1,272.89 feet to a point, said point being the

Southwest corner of the lot herein described;

THENCE, North 85° 53' 08" East, along other lands of the Sharon Country Club, a distance of 655.53 feet to a point;

THENCE, North 00° 57' 55" West, a distance of 662.92 feet to a point;

THENCE, North 88° 58' 05" East, a distance of 649.73 feet to a point;

THENCE, North 04 °05' West, a distance of 355.66 feet to a point;

THENCE, by the arc of a curve to the left, with a radius equal to 246.27 feet, an arc length of 299.05 feet, a chord bearing of North 38° 52' 15" West, for a chord length of 281.01 feet to a point;

THENCE, by the arc of a curve to the left, with a radius of 375.94 feet, an arc length of 321.10 feet, a chord bearing of North 89° 57' 39" West, for a chord length of 311.43 feet to a point;

THENCE, by the arc of a curve to the right, with a radius of 434.18 feet, an arc length of 177.53 feet, a chord bearing of South 89° 01' 21" West, a chord length of 176.30 feet to a point, which is the Northeast corner of said Lot No. 4;

THENCE, by the East line of said Lot No. 4, South 02° 04' 50" East, a distance of 176.7 feet to a point, which is the Southeast corner of said Lot No. 4;

THENCE, South 85° 50' 50" West, a distance of 196.4 feet to a point;

THENCE, North 66° 01' 55" West, a distance of 271.3 feet to a point;

THENCE, North 78° 19' 11" West, a distance of 279.68 feet to a point which is the place of beginning.

SAID parcel containing 26.82 acres, more or less.

LESS AND EXCEPTING all that certain tract of land as described in Instrument No. 2019-00009981.

PARCEL NO. 3:

ALL THAT CERTAIN piece or parcel of land situate in the City of Sharon, County of Mercer, Commonwealth of Pennsylvania, being more particularly bounded and described as follows:

COMMENCING at a point at the Southeast corner of the land herein described, which is also the Northeast corner of Lot No. 1 of the Sharon Heights Plan recorded at Plan Book 2, Page 41, Mercer County Records;

THENCE, along the North line of said Plan, North 87° 41' 28" West, for a distance of 1,746.17 feet; THENCE, along the East line of land of the City of Sharon, North 02° 57' 32" East, for a distance of 210.51 feet;

THENCE, along said East line North 35° 42' 28" West, for a distance of 264.20 feet;

THENCE, along the North line of the same North 87° 02' 28" West, for a distance of 240.53 feet;

THENCE, along the South line of lands referred to as the "catwalk" being Parcel Two of land recorded at 89 DR 09047 North 87° 15' 00" West, for a distance of 10.00 feet;

THENCE, along the West line of said "catwalk", North 01° 26' 00" East, for a distance of 1,125.00 feet;

THENCE, along the West line of Parcel One of said deed, North 07° 05' 50" West, for a distance of 101.12 feet;

THENCE, continuing along said West line, North 01° 26' 00" East, for a distance of 187.12 feet; THENCE, along the North line of said "catwalk", South 88° 09' 00" East, for a distance of 15.00 feet;

THENCE, along the East line of lands of the City of Sharon, North 01° 26' 00" East, for a distance of 50.00 feet;

THENCE, along the South line of lands of the Salvation Army and the South line of the Sharon Park Allotment recorded at Plan Book 2, Page 251, South 87° 30' 00" Fast, for a distance of 466.21 feet;

THENCE, along the South line of the Westinghouse View No. 4 Plan of Lots recorded at Plan Book 2, Page 215, South 88° 16 '38" East, for a distance of 379.60 feet;

THENCE, along the South line of Lot No. 5 in the Final Plan of F. H. Buhl Farm recorded at 89 PL 12712 231 (Parcel No. Two), South 88° 03' 27" East, for a distance of 660.77 feet;

THENCE, along the South right of way line of Putnam Drive, South 87° 53' 04" East, for a distance of 654.60 feet to a point on the West right of way line of Forker Boulevard (S.R. 3021);

THENCE, along said right of way, South 01' 21' 41" West, for a distance of 894.70 feet;

THENCE, continuing along said right of way, South 02° 06' 43" West, for a distance of 997.47 feet to the true place of beginning for the herein described parcel.

CONTAINING 90.048 acres, more or less, in accordance with survey of Harris Engineers dated October 17, 2006.

EXCEPTING AND RESERVING FROM THE ABOVE DESCRIBED PARCEL is a strip of land along the western boundary of the described parcel and shown on survey of Harris Engineers, dated October 17, 2006 and identified as Parcel One (Catwalk) and Parcel Two (Catwalk) described in a deed recorded at 89 DR 9047, said excepted and reserved parcels more particularly described as follows:

PARCEL NO. 1:

ALL THAT CERTAIN piece or parcel of land situate in the City of Sharon, County of Mercer and Commonwealth of Pennsylvania, bounded and described as follows:

BEGINNING at a point at the southeast corner of lands herein described, at a point on the east line of lands of the Oakwood Cemetery Association, that is 1125.0 feet North from an old iron bar at the Southeast corner of said lands of the Oakwood Cemetery Association; thence, along the East line of said Oakwood Cemetery Association, being also the West line of lands of the Sharon Country Club, North 01° 09' East, a distance of 287.01 feet to a point on the South line of McCleery Street, said point being also 50 feet South from the original North line of lands of the Oakwood Cemetery Association; thence, North 88° 26' West, a distance of 15.0 feet; thence, through other lands of the Oakwood Cemetery Association, South 01° 09' West, a distance of 187.12 feet; thence, South 07°22' 51" East, a distance of 101.12 feet to the East line of lands of the Oakwood Cemetery Association, the place of beginning.

CONTAINING an area of 0.082 acres, more or less.

PARCEL NO. 2:

ALL THAT CERTAIN piece or parcel of land consisting .270 acres situate in the City of Sharon, County of Mercer, Commonwealth of Pennsylvania, being bounded and described as follows:

COMMENCING at the Southwest corner of the land herein described at an old iron bar at the Southeast corner of lands of the Oakwood Cemetery Association, said iron bar being 120 feet North from the North line of Hull Street; thence, South 87° 32' East, along the North line of lands of the City of Sharon (now being used as a playground), a distance of 10 feet; thence, through lands of the Sharon Country Club, North 01° 09' East, parallel with and 10 feet equal distance from the East line of lands of Oakwood Cemetery Association, a distance of 1,125.73 feet; thence, North 04° 33' 40" West, a distance of 100.50 feet to a point on the East line of lands of Oakwood Cemetery Association, said point being 236.51 feet South of the North line of lands of the Sharon Country Club; thence, along the East line of said lands of Oakwood Cemetery Association, South 01° 09' West, a distance of 1,225.50 feet to an iron bar at the place of beginning.

For clarification, the two above-described excepted and reserved parcels are not insured under this policy, said parcels having been conveyed to the insured by separate, quit-claim deed recorded October 23, 2006 in Instrument No. 2006-00015955..

THE PARTY OF THE SECOND PART HAS OBTAINED SURVEYS OF HARRIS ENGINEERS DATED OCTOBER 17, 2006, WHICH ARE IN DISAGREEMENT WITH THE DESCRIPTIONS OF PARCELS 1 AND 2 ABOVE. THEREFORE, THE PARTY OF THE FIRST PART ALSO QUIT CLAIMS UNTO SAID PARTY OF THE SECOND PART, ITS SUCCESSORS AND ASSIGNS, ALL RIGHT, TITLE, INTEREST, AND CLAIM, WHICH SAID PARTY OF THE FIRST PART HAS IN, IF ANY, AND TO PARCELS 1 AND 2 DESCRIBED ABOVE, AS DESCRIBED AS FOLLOWS IN ACCORDANCE WITH THE SURVEYS OF HARRIS ENGINEERS, DATED OCTOBER 17, 2006:

PARCEL NO. 1:

ALL THAT CERTAIN parcel of land known as Lots 1, 2, and 3 in the Revised Final Plan of the Trustees of F. H. Buhl Fenn recorded at 89 PL 12437-228 described as follows pursuant to survey of Harris Engineers dated October 17, 2006:

COMMENCING at the northwest corner of herein described parcel, thence continuing along a private roadway in Buhl Farm, for the following courses and distances:

South 86°46'25" East, for a distance of 43.24 feet

Thence South 64°57'00" East, for a distance of 50.00 feet;

Thence South 47°59'00" East, for a distance of 100.00 feet;

Thence South 38°09'40" East, for a distance of 100.00 feet;

Thence South 30°37'00" East, for a distance of 100.00 feet;

Thence South 24°01'40" East, for a distance of 100.00 feet

Thence South 18°32'10" Fast, for a distance of 10.14 feet;

Thence South 18°32'10" East, for a distance of 89.86 feet;

Thence South 12°40'50" East, for a distance of 43.00 feet;

Thence South 08°52'30" East, for a distance of 40.00 feet;

Thence South 01°12'30" East, for a distance of 40.00 feet;

Thence South 03°27'30" West, for a distance of 50.00 feet;

Thence South 10°50'50" West, for a distance of 31.00 feet;

Thence South 14°10'10" West, for a distance of 100.00 feet;

Thence South 14°42'37" West, for a distance of 100.00 feet;

Thence South 12°22'02" West, for a distance of 88.44 feet;

Thence South 09°41'39" West, for a distance of 18.53 feet;

Thence South 06°31'24" West, for a distance of 43.84 feet;

Thence South 02°22'47" West, for a distance of 63.49 feet;

Thence along the north line of lands of the F.H. Buhl Trustees South 85°55'00" West, for a distance of 188.83 feet;

Thence along the east right of way line of Forker Boulevard North 04°43'14" West, for a distance of 1065.58 feet to the true place of beginning for the herein described parcel.

Containing 5.931 acres.

PARCEL NO. 2:

ALL THAT CERTAIN piece or parcel of land described as follows pursuant to survey of Harris Engineers dated October 17, 2006:

COMMENCING at the northwest corner of the land herein described which is also the southwest corner of Lot No. 4 in the Final Plan of the Trustees of F. H. Buhl Farm recorded at 89 PL 12712-231;

Thence along the south line of Lot No. 4 for the next three courses and distances,

1)         South 74°17'40" East, for a distance of 279.68 feet,

2)         South 62°00'24" East, for a distance of 271.30 feet,

3)         North 89°52'21" East, for a distance of 196.40 feet Thence along the east line of Lot No. 4 North 01°56'41" East, for a distance of 176.70 feet to a point on the south right of way line of Thornton Avenue;

Thence following the south right of way for the next six courses and distances,

1)         thence by the arc of a curve to the left with a radius of 350.00', arc length of 119.90', a chord bearing of North 88°11'04" East for a chord length of 119.31 feet,

2)         thence north 78°22'14" East, for a distance of 88.61 feet,

3)         thence by the arc of a curve to the left with a radius of 282.00', an arc length of 209.60', a chord bearing of South 80°20'12" East for a chord length of 204.81',

4)         thence South 59°02'38" East, for a distance of 14.05 feet,

5)         thence by the arc of a curve to the right with a radius of 350.00' an arc length of 223.65', a chord bearing of South 40°44'16" East for a chord length of 219.87',

6)         thence South 22°25'53" East, for a distance of 79.69 feet to a point on the west right of way line of Forker Boulevard;

Thence along said west right of way line South 01°56'33" West, for a distance of 342.36 feet to a point on the north right of way line of Puritan Drive;

Thence along said right of way line North 87°59'10" West, for a distance of 649.14 feet to a point on the west right of way line of Trumbull Avenue;

Thence along said west right of way line South 02°32'21" West, for a distance of 662.86 feet to a point on the south right of way line of Puritan Drive;

Thence along the north line of Parcel No. 3 as described in this deed, North 88°03'27" West, for a distance of 660.77 feet to a point;

Thence along the east line of Westinghouse View No. 4 recorded at Plan Book 2, Page 215, Mercer County Records, North 02°04'14" East, for a distance of 1246.20 feet to the true place of beginning for the herein described parcel.

Containing 25.725 acres.

LESS AND EXCEPTING all that certain tract of land as described in Instrument No. 2019-00009981.

EASEMENT PARCELS:

TOGETHER with easement for use of roadways set forth in Easement Agreement between George W. Christoff et al, Trustees of the F. H. Buhl Farm, and Avalon Country Club at Sharon, Inc. dated August 23, 2006 and recorded October 23, 2006 at 2006-15958, Mercer County Records, said easement areas being described as follows:

LEGAL DESCRIPTION EASEMENT # 1

All that certain piece or parcel of land situate in the City of Hermitage, Mercer County, Commonwealth of Pennsylvania, hereafter known as Easement # 1.

Commencing at the northwest corner of Parcel One, thence N 04° 43' 14" W for a distance of 36.04' feet, thence S 77° 20' 52" E for a distance of 75.19' feet, thence by a curve to the left with a radius of 452.00', an arc length of 58.27', a chord bearing of S 81° 02' 28" E for a chord distance of 58.23' feet, thence S 34° 33' 01" E for a distance of 213.81' feet, thence by a curve to the right with a radius of 845.00', an arc length of 322.14', a chord bearing S 23° 37' 45" E for a chord distance of 320.19' feet, thence S 12° 42' 28" E for a distance of 34.61' feet, thence by a curve to the left with a radius of 47.50', an arc length of 27.71' a chord bearing of S 29° 25' 05" E for a chord distance of 27.32' feet, thence S 46° 07' 43" E for a distance of 8.03' feet, thence by a curve to the left with a radius of 310.00', an arc length of 145.84' feet, a chord bearing S 59° 36' 20" E for a chord distance of 144.50' feet, thence S 73° 04' 58" E for a distance of 40.51' feet, thence S 75° 56' 30" E for a distance of 34.49' feet, thence S 14° 03' 30" W for a distance of 26.36' feet, thence N 77° 21' 31" W for a distance of 35.46' feet, thence N 73° 04'58" W for a distance of 40.91' feet, thence N 72° 18' 07" W for a distance of 26.42' feet, thence by a curve to the left with a radius of 90.00' feet, an arc length of 69.51' feet, a chord bearing of S 85° 34' 21" W for a chord distance of 67.80' feet, thence by a curve to the left with a radius of 50.00', an arc length of 62.47', a chord bearing of S 27° 39' 10" W for a chord distance of 58.49' feet, thence S 14° 42 38" W for a distance of 65.24' feet, thence S 14° 42' 38" W for a distance of 119.01' feet, thence S 12° 22' 02" W for a distance of 86.25' feet, thence S 09° 41' 39" W for a distance of 15.98' feet, thence S 06° 31' 24" W for a distance of 40.64' feet, thence S 02° 22' 47" W for a distance of 61.68' feet, thence N 87°37'13" W for a distance of 50.00' feet, thence N 15° 52' 16" E for a distance of 108.99' feet, thence N 12°22'02" E for a distance of 103.84' feet, thence N 14° 42' 38" E for a distance of 140.47' feet, thence N 07° 21' 31" W for a distance of 63.73' feet, thence N 10°50'50" E for a distance of 31.00' feet, thence N 03° 27' 30" E for a distance of 50.00' feet, thence N 01° 12' 30" W for a distance of 40.00' feet, thence N 08° 52' 30" W for a distance of 40.00' feet, thence N 12° 40' 50" W for a distance of 43.00' feet, thence N 18° 32' 10" W for a distance of 89.86' feet, thence N 18°32'10" W for a distance of 10.14' feet, thence N 24° 01' 40" W for a distance of 100.00' feet, thence N 30° 37' 00" W for a distance of 100.00' feet, thence N 38° 09' 40" W for a distance of 100.00' feet, thence N 47° 59' 00" W for a distance of 100.00' feet, thence N 64° 57' 00" W for a distance of 50.00' feet, thence N 86° 46' 25" W for a distance of 43.24' feet to the true place of beginning for the herein described parcel.

LEGAL DESCRIPTION EASEMENT #2

ALL THAT CERTAIN piece or parcel of land situate in the City of Hermitage, Mercer County, Commonwealth of Pennsylvania, hereafter known as Easement #2.

COMMENCING at the northwest corner of Easement #2, thence along the south line of

Easement #1 South 77°21'31" East, for a distance of 35.46 feet;

Thence South 40°02'13" West, for a distance of 12.96 feet;

Thence South 01°20'16" West, for a distance of 44.43 feet;

Thence South 23°33'12" East, for a distance of 25.89 feet;

Thence South 86°57'34" West, for a distance of 44.52 feet;

Thence North 30°33'32" East, for a distance of 23.55 feet;

Thence North 01°20'16" East, for a distance of 53.80 feet;

Thence North 17°03'3 8" West, for a distance of 14.78 feet to the true place of beginning for the herein described parcel.

LEGAL DESCRIPTION EASEMENT # 3

All that certain piece or parcel of land situate in the City of Hermitage, Mercer County, Commonwealth of Pennsylvania, hereafter known as Easement # 3.

Commencing at the northwest corner of Easement #3, thence N 86° 57' 34" E for a distance of 150.64' feet, thence S 02° 01'10" E for a distance of 159.61' feet, thence S 86° 39' 25" W for a distance of 150.65' feet, thence N 02° 01' 10" W for a distance of 160.40' feet to the true place of beginning for the herein described parcel.

TOGETHER with easements set forth in Addendum to Easement Agreement between George W. Christoff et al, Trustees of the F. H. Buhl Farm, and Avalon Country Club at Sharon, Inc. dated October 23, 2006 and recorded October 23, 2006 at 2006-15959, Mercer County Records, said easement areas being described as follows:

ADDENDUM EASEMENT "A"

ALL THAT CERTAIN piece or parcel of land situate in the City of Hermitage, Mercer County, Commonwealth of Pennsylvania, hereafter known as Addendum Easement "A"

COMMENCING at the southwest corner of the herein described parcel, thence North 02°22'47"

East, for a distance of 63.49 Feet;

Thence North 06°31'24" East, for a distance of 43.84 feet;

Thence North 09°41'39" East, for a distance of 18.53 feet;

Thence North 12°22'02" East, for a distance of 88.44 feet;

Thence North 14°42'38: East, for a distance of 100.00 feet;

Thence North 14°10'10' East, for a distance of 100.00 feet;

Thence South 07°21'31" East, for a distance of 63.78 feet;

Thence South 14°42'38" West, for a distance of 140.47 feet;

Thence South 12°22'02" West, for a distance of 103.84 feet;

Thence South 15°52'16" West, for a distance of 108.99 feet to the true place of beginning for the herein described parcel.

ADDENDUM EASEMENT "B"

ALL THAT CERTAIN piece or parcel of land situate in the City of Hermitage, Mercer County, Commonwealth of Pennsylvania, hereafter known as Addendum Easement "B"

COMMENCING at the northwest corner of the herein described parcel, thence by a curve to the left with a radius of 50.00', an arc length of 44.15', a chord bearing of South 33°26'12" East, for a chord distance of 42.73 feet;

Thence South 58°43'55" East, for a distance of 19.19 feet;

Thence by a curve to the left with a radius of 65.00 feet, an arc length of 38.92', a chord bearing of South 75°53'11" East, for a chord distance of 38.34 feet;

Thence South 02°01'10" East, for a distance of 25.00 feet;

Thence by a curve to the right with a radius of 90.00', an arc length of 53.45', a chord bearing of North 75°44'41" West, for a chord distance of 52.66 feet;

Thence North 58°43'55" West, for a distance of 24.85 feet;

Thence by a curve to the left with a radius of 15.00', an arc length of 27.90', a chord bearing of South 67°59'22" West, for a chord distance of 24.05 feet;

Thence North 14°42'38" East, for a distance of 65.24 feet to the true place of beginning for the herein described parcel.

Tax ID / Parcel No. 2-T-28 (Control No. 69-7310)

Tax ID / Parcel No. 11-144-004 (Control No. 11-14510)